UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4980

TCW Strategic Income Fund, Inc.

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017

(Address of principal executive offices)

Patrick W. Dennis, Esq.

Assistant Secretary

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Item 1.	Report to Shareholders.

TCW

JUNE 30

2015

SEMI-ANNUAL

REPORT

TCW Strategic Income Fund, Inc.

TCW Strategic Income Fund, Inc. President’s Letter

David S. DeVito President, Chief Executive Officer & Director

Dear Valued Shareholder,

TCW is pleased to present the 2015 semi-annual report for the TCW Strategic Income Fund (“TSI”). TSI is a multi-asset class closed-end fund managed by TCW Investment Management Company and is listed on the New York Stock Exchange. For the first half of 2015, the Fund fell 2.36% on a traded market price basis as US Treasury rates increased, but posted a positive 1.44% NAV based return (i.e., returns of the underlying assets), which was modestly ahead of the TSI Custom Index. The Fund’s year-to-date market price based return was lower than the NAV based return due to changes in the discount to NAV at which TSI shares traded in the first half of 2015. Specifically, the share discount to NAV began the year at 9.4% and subsequently widened to just over 13% by June 30, 2015, thus decreasing the relative returns of the TSI shares as compared with the underlying net asset valuation. Price based performance for the trailing 3-Year period of 6.74% was slightly behind that of the Index, while trailing price based returns for the 5-Year period and longer remained well ahead of the Fund’s benchmark.

Distributions by the Fund are based on the net investment income, with a stated goal of providing dependable, but not assured quarterly distributions out of the Fund’s accumulated net investment income and/or other sources. We believe this dividend policy is in the best interests of the shareholders and the Fund. In the first half of 2015, The Fund made two quarterly distributions of $0.0599 and $0.0556 per share.

Fund Performance

	Annualized Total Return as of June 30, 2015
	1 Year	3 Year	5 Year	10 Year	Since 3/1/06 (2)	Since 3/5/87 (3)
Market Price Based Return	-2.80%	6.74%	12.00%	10.63%	11.26%	8.26%
NAV Based Return	3.45%	10.56%	12.66%	10.52%	10.83%	8.99%
Custom Benchmark (1)	2.32%	7.19%	8.11%	6.98%	6.54%	N/A

(1)	Custom Benchmark Index: 15% S&P 500 with Income, 15% Merrill Lynch Convertible Index, 45% Barclays Capital Aggregate Bond Index, 25% Citi High Yield Cash Pay Index. Past performance is no guarantee of future results. Current performance may be lower or higher than that quoted. The market value and net asset value of the Fund’s shares will fluctuate with market conditions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions. You should not draw any conclusions about the Fund’s performance from the amount of the quarterly distribution or from the terms of the Fund’s distribution policy.
(2)	The date on which the Fund’s investment objective changed to a multi-asset class fund. Prior to this date, the Fund primarily invested in convertible securities.
(3)	Inception date of the Fund.

After seemingly hiding in plain sight for the past couple of years of a much longer running saga, Greece’s financial problems manifested once again near quarter-end as fatigue from ECB-enforced austerity and reform set the stage for a referendum on which a “No” vote would repudiate debt terms and potentially precipitate an exit from the Euro. Meanwhile, the Chinese equity market tumbled some 20% in June, having run up more than 60% year-to-date and 150% since mid-2014. The decline triggered a series of government initiatives to arrest the fall, but met with muted response from the market there, calling into question Beijing’s ability to deal with the excesses built up in its economy. Closer to home, the government of Puerto Rico announced that its debt level was not sustainable and would require some accommodation to relieve

President’s Letter (Continued)

a burden of 5 times the average debt-to-GDP of U.S. states. Though markets largely shrugged off the developments, June began to reveal increased volatility and risk aversion, accompanied by fears of challenging liquidity conditions across the fixed income markets.

The late-quarter headlines out of Greece, China and Puerto Rico overshadowed the Federal Reserve (Fed) and its ongoing contemplations over a rate hike, for which the consensus has estimated a 50% probability of it occurring in 2015. More significantly, the market did push yields up by over 40 basis points on the 10-Year U.S. Treasury and nearly 60 basis points on the long bond during the second quarter, reversing out the early-year rally that had factored in a moderate risk of global deflation. Continuing strength in job creation, along with signs of a pick-up in long-lagging wage growth, contributed to the sentiment, as did expectations that 2014’s decline in oil prices would likely normalize to some degree, with an attendant lift in CPI readings. By the end of June, higher risk premiums joined the increased U.S. Treasury yields to deliver a 1.7% decline to the Barclays Aggregate Index for the quarter, while pulling year-to-date total return into a very slight loss. Among domestic fixed income sectors, only two posted non-negative returns: asset-backed securities (ABS) at 0.2% and, ironically, high yield corporates, which survived a rough June to remain flat for the quarter. Municipals and utilities, typically of longer duration, were both down more than 5% for the quarter, contributing to an overall decline in investment grade credit of just less than 3%.

Outside of the external risks posed by Greece, China and Puerto Rico, the type of which seem to drive flight-to-safety trades, the consensus is that the Fed remains on a path to hike, with only the initial timing and pace thereafter the relevant questions. Notwithstanding the weak GDP reading of the first quarter, other data seem to support some degree of reduced accommodation from the Fed. An unemployment rate that has fallen to 5.3% from the crisis-era high of 10% represents the most significant measure, especially under a view that the declining workforce participation rate may surface wage pressures earlier than in prior cycles. Retail spending, particularly on automobiles, picked up in the second quarter, finally capitalizing on the drop in gasoline prices from last year’s near-50% fall in crude oil prices. Adding to the positives was a steady improvement in new and existing home sales, with the demographic benefit of welcoming back first-time buyers as a meaningful percentage of the activity. On the flip side, weighing on GDP growth in recent quarters has been decidedly weaker productivity growth, which is exacerbated now and in the future by lower levels of capital expenditures.

Slow as it has been relative to history, the economic expansion is now in its seventh year and is increasingly accompanied by later-stage credit cycle dynamics. What that means is that leverage is on the rise, with more merger and acquisition activity, increases in shareholder-friendly stock buybacks and dividend declarations, and less rigorous credit underwriting. The month of May saw $150 billion of investment grade debt issuance, the fourth straight month exceeding $100 billion as corporations continue to take advantage of low rates and willing yield-hungry buyers. At the same time, valuations remain relatively rich given years of accommodative Fed policy and ongoing support of other global central banks. The characteristics in U.S. high yield are similar, though the pace of issuance has slowed somewhat relative to the record-setting clip of the higher quality market. Though defaults have remained muted overall in high yield, increased stresses in energy and metals & mining are likely to lead to more restructuring activity in those industries. Among securitized credits, commercial mortgage-backed securities are subject to late-cycle behavior as well

President’s Letter (Continued)

with looser lending standards, while non-agency MBS continue to benefit from very favorable technical conditions—virtually no new supply and strong sponsorship—and steadily improving fundamentals, along with relatively favorable expected returns.

From a strategy perspective, Fund duration remains short at approximately 1.4 years, with interest rate exposure in the long end of the curve hedged. Market speculation about the Fed’s moves will likely lead to tactical trading along the curve for value-added opportunities, while retaining a disciplined approach that will incrementally add to duration relative to the benchmark should rates push higher. Overall, sector positioning remains conservative, with an eye toward preserving liquidity for deployment on increased volatility.

Fund themes are largely consistent with those prevailing over the first half of the year, with good relative value persisting among non-agency MBS, predicated on the factors described above, and representing a constructive viewpoint on downside protection in the event of rate and spread sector volatility. ABS backed by student loan receivables guaranteed under the Federal Family Educational Loan Program and high quality CLOs provide good relative yield in support of the Fund’s defensive duration profile as the exposure is exclusively floating rate in orientation. CMBS positioning is made up of both agency-backed CMBS at the top of the capital structure and super-senior tranches of non-agency CMBS. Finally, credit exposure favors financials over industrials, with a modest allocation to high yield issues including bank loans.

TSI’s equity exposure is currently implemented with long positions in S&P 500 Index futures that had a notional value representing 4.2% of the Fund’s market value as of June 30, 2015. The position size was unchanged during the first half of the year, though a meaningful correction in equity prices might lead to an increase in the equity allocation.

Modest leverage can be utilized by the TSI Fund through a Line of Credit facility. The Fund does not currently use any of the available $70 million commitment. The use of leverage has been accretive to returns in recent years owing to the general lowering of market rates. However, this may not always be a positive and management has reduced the use of leverage in the Fund. For example, should rates rise or credit or mortgage spreads widen, management’s expectation is that the NAV of the Fund could be adversely impacted.

Our expectations for the remainder of 2015 are for continued slow economic growth with periods of ongoing market volatility. Management is concerned that risk markets may be vulnerable to higher levels of volatility in 2015 and hence (1) leverage is not being utilized, (2) use of credit and high yield remains selective, (3) CLO mezzanine positions were sold, and (4) the significant underweight of equity exposures in the Fund versus the TSI custom benchmark has been maintained, with the current Fund position at just over 4% versus the TSI custom benchmark 15% equity allocation.

We greatly appreciate your investment in the Fund and your continuing support of TCW. In the event that you have any additional questions or comments, I invite you to visit our web site at www.tcw.com or call our shareholder services department at 1-866-227-8179.

Sincerely,

David S. DeVito

President, Chief Executive Officer and Director

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited)

Principal Amount	Fixed Income Securities	Value
	Asset-Backed Securities (18.6% of Net Assets)
$1,150,000	A Voce CLO, Ltd., (14-1A-A1B), (144A), 1.735%, due 07/15/26 (1)(2)	$1,149,156
899,896	AABS, Ltd., (13-1-B), 6.875%, due 01/10/38 (1)	917,863
1,150,000	AMUR Finance I LLC, (13-1), 10%, due 01/25/22	1,126,999
1,121,221	AMUR Finance I LLC, (13-2), 10%, due 03/20/24	1,098,795
593,608	AMUR Finance I LLC, (14-1), 11%, due 11/21/17	569,863
1,200,000	Babson CLO, Ltd., (13-IA-A), (144A), 1.375%, due 04/20/25 (1)(2)	1,187,478
1,150,000	Babson CLO, Ltd., (14-IA-A1), (144A), 1.765%, due 07/20/25 (1)(2)	1,150,168
1,076,834	Bayview Commercial Asset Trust, (03-2-A), (144A), 1.057%, due 12/25/33 (1)(2)	1,043,874
842,764	Bayview Commercial Asset Trust, (04-1-A), (144A), 0.547%, due 04/25/34 (1)(2)	809,385
815,639	Bayview Commercial Asset Trust, (04-2-A), (144A), 0.617%, due 08/25/34 (1)(2)	779,451
393,943	Bayview Commercial Asset Trust, (04-3-A1), (144A), 0.557%, due 01/25/35 (1)(2)	366,399
1,161,850	Bayview Commercial Asset Trust, (06-4A-A1), (144A), 0.417%, due 12/25/36 (1)(2)	1,030,203
560,833	Bayview Commercial Asset Trust, (07-3-A1), (144A), 0.427%, due 07/25/37 (1)(2)	486,297
1,100,000	Betony CLO, Ltd., (15-1A-A), (144A), 1.779%, due 04/15/27 (1)(2)	1,100,884
2,200,000	Brazos Higher Education Authority, Inc., (10-1-A2), 1.482%, due 02/25/35 (1)	2,244,428
1,115,339	CIT Education Loan Trust, (07-1-A), (144A), 0.37%, due 03/25/42 (1)(2)	1,042,115
1,140,000	Dryden Senior Loan Fund, (15-37A A), (144A), 1.815%, due 04/15/27 (1)(2)	1,140,904
1,150,000	Dryden XXVI Senior Loan Fund, (13-26A-A), (144A), 1.375%, due 07/15/25 (1)(2)	1,137,940
1,260,000	Education Loan Asset-Backed Trust I, (13-1-A2), (144A), 0.987%, due 04/26/32 (1)(2)	1,259,650
675,000	EFS Volunteer LLC, (10-1-A2), (144A), 1.127%, due 10/25/35 (1)(2)	671,047
1,500,000	EFS Volunteer No 2 LLC, (12-1-A2), (144A), 1.537%, due 03/25/36 (1)(2)	1,529,094
2,452,439	GCO Education Loan Funding Master Trust II, (06-2AR-A1RN), (144A), 0.837%, due 08/27/46 (1)(2)	2,371,315
199,305	GE Business Loan Trust, (04-2A-A), (144A), 0.405%, due 12/15/32 (1)(2)	192,501
494,760	GE Business Loan Trust, (05-1A-A3), (144A), 0.435%, due 06/15/33 (1)(2)	480,096
1,167,562	GE Business Loan Trust, (05-2A-A), (144A), 0.425%, due 11/15/33 (1)(2)	1,132,186
604,042	Global SC Finance SRL, (14-1A-A2), (144A), 3.09%, due 07/17/29 (2)	603,127
395,946	Goal Capital Funding Trust, (06-1-B), 0.732%, due 08/25/42 (1)	364,769
1,200,000	GoldenTree Loan Opportunities VIII, Ltd., (14-8A-A), (144A), 1.725%, due 04/19/26 (1)(2)	1,200,210
534,223	Higher Education Funding I, (14-1-A), (144A), 1.332%, due 05/25/34 (1)(2)	535,552
270,000	ING Investment Management CLO, Ltd., (14-1A-A1), (144A), 1.775%, due 04/18/26 (1)(2)	269,817
111,376	KKR Financial CLO, Ltd., (05-1A-B), (144A), 0.727%, due 04/26/17 (1)(2)	111,368
542,250	Leaf II Receivables Funding LLC, (13-1-E2), (144A), 6%, due 09/15/21 (2)	519,600
938,010	MAPS CLO Fund II, Ltd., (07-2A-A1), (144A), 0.515%, due 07/20/22 (1)(2)	933,207
548,167	National Collegiate Student Loan Trust, (06-3-A3), 0.337%, due 10/25/27 (1)	543,262
575,000	Nelnet Student Loan Trust, (14-4A-A2), (144A), 1.137%, due 11/25/43 (1)(2)	565,742
1,200,000	Nomad CLO, Ltd., (13-1A-A1), (144A), 1.475%, due 01/15/25 (1)(2)	1,193,254
2,200,000	North Carolina State Education Assistance Authority, (11-1-A3), 1.156%, due 10/25/41 (1)	2,205,346
641,978	Peachtree Finance Co. LLC, (2005-B-A), (144A), 4.71%, due 04/15/48 (2)	660,370
1,000,000	Scholar Funding Trust, (12-B-A2), (144A), 1.286%, due 03/28/46 (1)(2)	1,005,043
558,592	SLC Student Loan Trust, (04-1-B), 0.563%, due 08/15/31 (1)	514,948
470,695	SLC Student Loan Trust, (05-2-B), 0.565%, due 03/15/40 (1)	430,220
665,442	SLC Student Loan Trust, (06-1-B), 0.495%, due 03/15/39 (1)	596,703
1,000,000	SLC Student Loan Trust, (06-2-A5), 0.385%, due 09/15/26 (1)	991,538

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

June 30, 2015

Principal Amount	Fixed Income Securities	Value
	Asset-Backed Securities (Continued)
$2,300,000	SLM Student Loan Trust, (03-11-A6), (144A), 1.035%, due 12/15/25 (1)(2)	$2,296,957
580,706	SLM Student Loan Trust, (04-2-B), 0.747%, due 07/25/39 (1)	532,178
607,068	SLM Student Loan Trust, (05-4-B), 0.457%, due 07/25/40 (1)	548,066
659,638	SLM Student Loan Trust, (05-9-B), 0.577%, due 01/25/41 (1)	587,539
1,400,000	SLM Student Loan Trust, (06-2-A6), 0.447%, due 01/25/41 (1)	1,281,302
1,400,000	SLM Student Loan Trust, (06-8-A6), 0.437%, due 01/25/41 (1)	1,276,502
201,749	SLM Student Loan Trust, (07-6-B), 1.127%, due 04/27/43 (1)	183,322
150,000	SLM Student Loan Trust, (07-7-B), 1.027%, due 10/25/28 (1)	135,126
125,635	SLM Student Loan Trust, (07-8-B), 1.277%, due 04/27/43 (1)	118,109
225,000	SLM Student Loan Trust, (08-2-B), 1.477%, due 01/25/29 (1)	210,945
225,000	SLM Student Loan Trust, (08-3-B), 1.477%, due 04/25/29 (1)	210,121
225,000	SLM Student Loan Trust, (08-4-B), 2.127%, due 04/25/29 (1)	219,589
225,000	SLM Student Loan Trust, (08-5-B), 2.127%, due 07/25/29 (1)	225,144
225,000	SLM Student Loan Trust, (08-6-B), 2.127%, due 07/25/29 (1)	225,122
225,000	SLM Student Loan Trust, (08-7-B), 2.127%, due 07/25/29 (1)	226,560
225,000	SLM Student Loan Trust, (08-8-B), 2.527%, due 10/25/29 (1)	231,971
225,000	SLM Student Loan Trust, (08-9-B), 2.527%, due 10/25/29 (1)	231,304
828,060	Structured Receivables Finance LLC, (10-A-B), (144A), 7.614%, due 01/16/46 (2)	1,003,759
480,956	Structured Receivables Finance LLC, (10-B-B), (144A), 7.97%, due 08/15/36 (2)	589,736
1,450,000	Student Loan Consolidation Center, (02-2-B2), (144A), 1.62%, due 07/01/42 (1)(2)	1,109,182
116,667	TAL Advantage I LLC, (06-1A-NOTE), (144A), 0.375%, due 04/20/21 (1)(2)	116,124
498,220	Vermont Student Assistance Corp., (12-1-A), 0.886%, due 07/28/34 (1)	496,317
1,250,000	Voya CLO, Ltd., (15-1A-A1), (144A), 1.755%, due 04/18/27 (1)(2)	1,250,421

	Total Asset-Backed Securities (Cost: $51,214,258)	52,567,563

	Collateralized Mortgage Obligations (57.6%)
	Commercial Mortgage-Backed Securities — Agency (1.6%)
5,327,597	Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, (KSCT-AX), 1.283%, due 01/25/20(I/O) (1)	227,270
12,018,071	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, (K702-X1), 1.617%, due 02/25/18(I/O) (1)	410,212
1,182,467	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, (KGRP-A), 0.561%, due 04/25/20 (1)	1,189,122
6,352,748	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, (KP01-X), 3.267%, due 01/25/19(I/O) (1)	542,833
733,225	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, (KSCT-A1), 3.194%, due 12/25/19	764,629
670,099	Federal National Mortgage Association, (12-M11-FA), 0.703%, due 08/25/19(ACES) (1)	672,762
18,393,164	Government National Mortgage Association, (09-114-IO), 0.177%, due 10/16/49(I/O) (1)	357,848
7,590,099	Government National Mortgage Association, (11-152-IO), 1.089%, due 08/16/51(I/O) (1)	324,894

	Total Commercial Mortgage-Backed Securities — Agency	4,489,570

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Principal Amount	Fixed Income Securities	Value
	Commercial Mortgage-Backed Securities — Non-Agency (3.4%)
$1,200,000	Banc of America Commercial Mortgage Trust, (06-5-A4), 5.414%, due 09/10/47	$1,234,382
8,387,450	Citigroup Commercial Mortgage Trust, (12-GC8-XA), (144A), 2.355%, due 09/10/45(I/O) (1)(2)(3)	774,610
1,117,664	GE Commercial Mortgage Corp. Trust, (07-C1-A1A), 5.483%, due 12/10/49 (1)	1,182,887
1,163,945	JPMorgan Chase Commercial Mortgage Securities Trust, (06-CB16-A4), 5.552%, due 05/12/45	1,195,512
1,143,479	JPMorgan Chase Commercial Mortgage Securities Trust, (06-CB17-A4), 5.429%, due 12/12/43	1,189,858
298,739	JPMorgan Chase Commercial Mortgage Securities Trust, (10-CNTR-A1), (144A), 3.299%, due 08/05/32 (2)	311,446
640,000	JPMorgan Chase Commercial Mortgage Securities Trust, (10-CNTR-A2), (144A), 4.311%, due 08/05/32 (2)	698,301
555,104	JPMorgan Chase Commercial Mortgage Securities Trust, (11-C3-A2), (144A), 3.672%, due 02/15/46 (2)	566,303
1,200,000	Merrill Lynch Mortgage Trust, (06-C1-A4), 5.865%, due 05/12/39 (1)	1,222,274
1,100,000	Morgan Stanley Bank of America Merrill Lynch Trust, (13-C11-A2), 3.085%, due 08/15/46	1,142,080

	Total Commercial Mortgage-Backed Securities — Non-Agency	9,517,653

	Residential Mortgage-Backed Securities — Agency (2.3%)
261,601	Federal Home Loan Mortgage Corp., (1673-SD), 14.564%, due 02/15/24(I/F) (PAC) (1)	326,573
564,873	Federal Home Loan Mortgage Corp., (1760-ZD), 1.74%, due 02/15/24 (1)	571,835
235,424	Federal Home Loan Mortgage Corp., (2990-JK), 21.262%, due 03/15/35(I/F) (1)	323,548
4,878,962	Federal Home Loan Mortgage Corp., (3122-SG), 5.444%, due 03/15/36(I/O) (I/F) (TAC) (PAC) (1)	777,133
1,668,475	Federal Home Loan Mortgage Corp., (3239-SI), 6.464%, due 11/15/36(I/O) (I/F) (PAC) (1)	309,265
787,392	Federal Home Loan Mortgage Corp., (3323-SA), 5.924%, due 05/15/37(I/O) (I/F) (1)	77,429
654,884	Federal Home Loan Mortgage Corp., (3459-JS), 6.064%, due 06/15/38(I/O) (I/F) (1)	86,958
3,248,864	Federal Home Loan Mortgage Corp., (4030-HS), 6.424%, due 04/15/42(I/O) (I/F) (1)	629,915
4,542,990	Federal National Mortgage Association, (04-53-QV), 1.59%, due 02/25/34(I/O) (I/F) (1)	173,392
597,365	Federal National Mortgage Association, (07-42-SE), 5.923%, due 05/25/37(I/O) (I/F) (1)	83,970
4,301,150	Federal National Mortgage Association, (07-48-SD), 5.913%, due 05/25/37(I/O) (I/F) (1)	564,463
775,404	Federal National Mortgage Association, (09-69-CS), 6.563%, due 09/25/39(I/O) (I/F) (1)	123,999
4,503,331	Government National Mortgage Association, (06-35-SA), 6.413%, due 07/20/36(I/O) (I/F) (1)	847,707
7,953,220	Government National Mortgage Association, (06-61-SA), 4.563%, due 11/20/36(I/O) (I/F) (TAC) (1)	862,566
4,696,718	Government National Mortgage Association, (08-58-TS), 6.213%, due 05/20/38(I/O) (I/F) (TAC) (1)	651,791

	Total Residential Mortgage-Backed Securities — Agency	6,410,544

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

June 30, 2015

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (50.3%)
$640,315	ACE Securities Corp., (04-IN1-A1), 0.827%, due 05/25/34 (1)	$604,857
1,774,756	ACE Securities Corp., (07-ASP1-A2C), 0.447%, due 03/25/37 (1)	1,067,861
1,691,160	Adjustable Rate Mortgage Trust, (05-4-6A22), 2.742%, due 08/25/35 (1)	702,367
968,685	Adjustable Rate Mortgage Trust, (06-1-2A1), 3.04%, due 03/25/36 (1)(3)	707,696
1,406,019	Asset-Backed Funding Certificates, (05-HE2-M2), 0.937%, due 06/25/35 (1)	1,394,314
1,500,000	Asset-Backed Securities Corp. Home Equity, (06-HE1-A4), 0.484%, due 01/25/36 (1)	1,348,629
3,000,000	Asset-Backed Securities Corp. Home Equity, (06-HE3-A5), 0.454%, due 03/25/36 (1)	2,295,249
1,307,021	Asset-Backed Securities Corp. Home Equity, (07-HE1-A1B), 0.334%, due 12/25/36 (1)	1,120,107
2,898,721	Asset-Backed Securities Corp. Home Equity, (07-HE1-A4), 0.324%, due 12/25/36 (1)	2,491,372
988,172	Banc of America Alternative Loan Trust, (05-10-1CB1), 0.587%, due 11/25/35 (1)(3)	753,340
1,147,039	Banc of America Funding Trust, (06-3-4A14), 6%, due 03/25/36	1,157,591
736,686	Banc of America Funding Trust, (06-3-5A3), 5.5%, due 03/25/36 (3)	696,227
595,958	BCAP LLC Trust, (09-RR4-1A1), (144A), 9.5%, due 06/26/37 (2)	661,385
500,601	BCAP LLC Trust, (10-RR11-3A2), (144A), 2.712%, due 06/27/36 (1)(2)	501,951
907,562	BCAP LLC Trust, (11-RR3-1A5), (144A), 2.713%, due 05/27/37 (1)(2)	904,125
1,533,833	BCAP LLC Trust, (11-RR3-5A3), (144A), 5.094%, due 11/27/37 (1)(2)	1,493,141
759,667	BCAP LLC Trust, (11-RR4-1A3), (144A), 2.908%, due 03/26/36 (1)(2)	745,085
762,923	BCAP LLC Trust, (11-RR5-1A3), (144A), 2.445%, due 03/26/37 (1)(2)	751,270
518,636	BCAP LLC Trust, (11-RR5-2A3), (144A), 2.819%, due 06/26/37 (1)(2)	520,484
1,134,816	BCAP LLC Trust, (15-RR4-1A1), (144A), 1.184%, due 09/11/38 (1)(2)	1,068,589
1,055,150	Bear Stearns Adjustable Rate Mortgage Trust, (03-7-9A), 2.52%, due 10/25/33 (1)	1,047,755
1,069,290	Bear Stearns Adjustable Rate Mortgage Trust, (05-9-A1), 2.41%, due 10/25/35 (1)	1,055,218
1,157,302	Bear Stearns Adjustable Rate Mortgage Trust, (07-4-22A1), 4.826%, due 06/25/47 (1)(3)	1,042,499
1,226,626	Bear Stearns Asset-Backed Securities Trust, (05-AC6-1A3), 5.5%, due 09/25/35 (1)	1,231,214
753,786	Bear Stearns Asset-Backed Securities Trust, (06-IM1-A1), 0.417%, due 04/25/36 (1)(3)	697,495
455,990	Centex Home Equity Loan Trust, (05-A-AF5), 5.28%, due 01/25/35	473,578
3,100,000	Centex Home Equity Loan Trust, (06-A-AV4), 0.437%, due 06/25/36 (1)	2,831,663
1,053,827	Citigroup Mortgage Loan Trust, Inc., (05-11-A2A), 2.51%, due 10/25/35 (1)	1,045,338
2,904,215	Citigroup Mortgage Loan Trust, Inc., (05-8-1A1A), 2.523%, due 10/25/35 (1)(3)	2,482,392
1,427,654	Citigroup Mortgage Loan Trust, Inc., (06-WFH3-A4), 0.427%, due 10/25/36 (1)	1,385,709
1,860,034	CitiMortgage Alternative Loan Trust, (06-A3-1A7), 6%, due 07/25/36 (3)	1,703,679
1,069,777	CitiMortgage Alternative Loan Trust, (06-A5-1A8), 6%, due 10/25/36 (3)	952,549
381,445	Conseco Finance Securitizations Corp., (01-4-A4), 7.36%, due 08/01/32	420,037
1,200,000	Countryplace Manufactured Housing Contract Trust, (07-1-A4), (144A), 5.846%, due 07/15/37 (1)(2)	1,208,603
1,376,075	Countrywide Asset-Backed Certificates, (07-13-2A1), 1.087%, due 10/25/47 (1)	1,235,503
1,265,891	Countrywide Home Loans, (04-HYB4-B1), 2.57%, due 09/20/34 (1)(3)	43,139
52,794,681	Countrywide Home Loans, (06-14-X), 0.283%, due 09/25/36(I/O) (1)	557,697
2,287,706	Countrywide Home Loans, (06-HYB2-1A1), 2.717%, due 04/20/36 (1)(3)	1,662,988
656,983	Credit Suisse First Boston Mortgage Securities Corp., (04-AR5-11A2), 0.927%, due 06/25/34 (1)	640,372
2,041,681	Credit Suisse First Boston Mortgage Securities Corp., (05-12-1A1), 6.5%, due 01/25/36 (3)	1,590,835
1,224,915	Credit Suisse Mortgage Capital Certificates, (06-6-1A8), 6%, due 07/25/36 (3)	1,032,412

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$957,977	Credit-Based Asset Servicing and Securitization LLC, (03-CB3-AF1), 3.379%, due 12/25/32	$936,577
1,874,995	Credit-Based Asset Servicing and Securitization LLC, (06-CB1-AF2), 5.236%, due 01/25/36	1,407,259
3,220,992	Credit-Based Asset Servicing and Securitization LLC, (06-CB2-AF2), 5.501%, due 12/25/36	2,486,108
1,152,492	Credit-Based Asset Servicing and Securitization LLC, (07-CB2-A2B), 5.505%, due 02/25/37	863,033
1,830,236	Credit-Based Asset Servicing and Securitization LLC, (07-CB3-A3), 5.731%, due 03/25/37	1,127,700
3,373,372	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, (06-AB2-A2), 6.138%, due 06/25/36 (1)(3)	2,922,784
1,422,868	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, (06-AR6-A6), 0.377%, due 02/25/37 (1)(3)	1,067,407
484,661	Deutsche Mortgage Securities, Inc. REMIC Trust, (10-RS2-A3), (144A), 3.742%, due 06/28/47 (1)(2)	485,318
395,258	DSLA Mortgage Loan Trust, (06-AR2-2A1A), 0.462%, due 10/19/36 (1)	322,508
1,421,611	First Franklin Mortgage Loan Asset-Backed Certificates, (06-FF13-A2C), 0.347%, due 10/25/36 (1)	1,044,341
1,968,497	First Franklin Mortgage Loan Asset-Backed Certificates, (06-FF18-A2D), 0.397%, due 12/25/37 (1)	1,347,625
1,144,785	First Horizon Alternative Mortgage Securities Trust, (05-AA10-2A1), 2.27%, due 12/25/35 (1)(3)	990,138
811,929	Green Tree, (08-MH1-A2), (144A), 8.97%, due 04/25/38 (1)(2)	851,998
345,079	Green Tree, (08-MH1-A3), (144A), 8.97%, due 04/25/38 (1)(2)	361,589
538,092	Green Tree Financial Corp., (96-6-M1), 7.95%, due 09/15/27	596,467
731,547	Green Tree Financial Corp., (96-7-M1), 7.7%, due 09/15/26 (1)	811,714
435,219	Green Tree Financial Corp., (97-3-A5), 7.14%, due 03/15/28	458,997
180,426	Green Tree Financial Corp., (97-3-A7), 7.64%, due 03/15/28 (1)	191,307
510,641	Green Tree Financial Corp., (98-3-A6), 6.76%, due 03/01/30 (1)	539,980
587,234	Green Tree Financial Corp., (98-4-A5), 6.18%, due 04/01/30	615,267
502,160	Green Tree Financial Corp., (98-4-A6), 6.53%, due 04/01/30 (1)	546,114
531,728	Green Tree Financial Corp., (98-4-A7), 6.87%, due 04/01/30 (1)	583,140
153,969	Greenpoint Manufactured Housing, (99-5-A5), 7.82%, due 12/15/29 (1)	155,410
2,099,194	GSAA Home Equity Trust, (06-13-AF6), 6.039%, due 07/25/36	1,309,301
1,482,251	GSAMP Trust, (06-FM3-A2C), 0.387%, due 11/25/36 (1)	911,739
879,874	GSC Capital Corp. Mortgage Trust, (06-2-A1), 0.367%, due 05/25/36 (1)(3)	621,952
765,644	GSR Mortgage Loan Trust, (05-AR3-6A1), 2.629%, due 05/25/35 (1)	732,177
794,735	HSI Asset Loan Obligation Trust, (07-2-2A12), 6%, due 09/25/37	748,244
1,000,000	HSI Asset Securitization Corp. Trust, (06-OPT2-2A4), 0.477%, due 01/25/36 (1)	958,900
957,606	Indymac INDX Mortgage Loan Trust, (04-AR6-5A1), 2.525%, due 10/25/34 (1)	899,951
1,320,885	Indymac INDX Mortgage Loan Trust, (05-AR19-A1), 4.568%, due 10/25/35 (1)(3)	1,108,936
2,114,282	Indymac INDX Mortgage Loan Trust, (06-AR13-A4X), 3.791%, due 07/25/36(I/O) (1)	50,525
1,438,976	Indymac INDX Mortgage Loan Trust, (06-AR9-1A1), 4.985%, due 06/25/36 (1)(3)	1,104,732
2,064,138	Indymac INDX Mortgage Loan Trust, (07-AR5-2A1), 2.751%, due 05/25/37 (1)(3)	1,634,180

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

June 30, 2015

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$2,051,990	Indymac INDX Mortgage Loan Trust, (07-FLX2-A1C), 0.377%, due 04/25/37 (1)	$1,507,039
290,987	Indymac Manufactured Housing Contract, (98-2-A4), 6.64%, due 08/25/29 (1)	298,664
1,354,552	JPMorgan Alternative Loan Trust, (06-A2-5A1), 4.818%, due 05/25/36 (1)(3)	1,043,430
1,200,000	JPMorgan Mortgage Acquisition Trust, (07-CH1-MV1), 0.414%, due 11/25/36 (1)	1,116,134
1,236,110	JPMorgan Mortgage Trust, (04-A6-5A1), 2.517%, due 12/25/34 (1)	1,204,959
522,118	JPMorgan Mortgage Trust, (07-S2-1A1), 5%, due 06/25/37	434,003
380,454	Lehman ABS Manufactured Housing Contract Trust, (01-B-A6), 6.467%, due 04/15/40 (1)	408,752
1,737,341	Lehman XS Trust, (06-10N-1A3A), 0.397%, due 07/25/46 (1)(3)	1,391,414
2,482,724	Lehman XS Trust, (06-12N-A31A), 0.387%, due 08/25/46 (1)(3)	1,906,826
1,700,000	Long Beach Mortgage Loan Trust, (04-4-M1), 1.087%, due 10/25/34 (1)	1,624,534
1,604,228	MASTR Alternative Loans Trust, (07-HF1-4A1), 7%, due 10/25/47 (3)	1,173,952
2,000,000	MASTR Asset-Backed Securities Trust, (07-HE1-A4), 0.467%, due 05/25/37 (1)	1,456,327
1,044,906	Merrill Lynch First Franklin Mortgage Loan Trust, (07-3-A2B), 0.317%, due 06/25/37 (1)	722,646
2,133,675	Merrill Lynch First Franklin Mortgage Loan Trust, (07-3-A2C), 0.367%, due 06/25/37 (1)	1,416,107
856,162	Merrill Lynch Mortgage-Backed Securities Trust, (07-2-1A1), 2.66%, due 08/25/36 (1)(3)	795,309
574,686	Mid-State Trust, (04-1-B), 8.9%, due 08/15/37	687,484
574,686	Mid-State Trust, (04-1-M1), 6.497%, due 08/15/37	625,770
426,861	Mid-State Trust, (6-A1), 7.34%, due 07/01/35	461,734
382,468	Mid-State Trust, (6-A3), 7.54%, due 07/01/35	410,174
1,051,455	Morgan Stanley ABS Capital I, Inc. Trust, (03-NC6-M1), 1.387%, due 06/25/33 (1)	1,028,125
96,646	Morgan Stanley ABS Capital I, Inc. Trust, (05-HE3-M2), 0.967%, due 07/25/35 (1)	96,765
1,500,000	Morgan Stanley ABS Capital I, Inc. Trust, (05-HE3-M3), 0.982%, due 07/25/35 (1)	1,454,604
1,350,287	Morgan Stanley ABS Capital I, Inc. Trust, (07-15AR-4A1), 4.859%, due 11/25/37 (1)(3)	1,023,841
1,588,000	Morgan Stanley Home Equity Loan Trust, (06-2-A4), 0.467%, due 02/25/36 (1)	1,475,126
1,128,339	MortgageIT Trust, (05-5-A1), 0.447%, due 12/25/35 (1)	978,079
3,000,000	Nationstar Home Equity Loan Trust, (07-B-2AV3), 0.437%, due 04/25/37 (1)	2,586,897
688,479	New Century Home Equity Loan Trust, (05-3-M1), 0.667%, due 07/25/35 (1)	687,334
1,200,000	New Century Home Equity Loan Trust, (05-B-A2D), 0.587%, due 10/25/35 (1)	1,140,106
1,945,382	Nomura Asset Acceptance Corp., (06-AR1-1A), 3.662%, due 02/25/36 (1)	1,464,156
2,156,844	Oakwood Mortgage Investors, Inc., (00-A-A4), 8.15%, due 09/15/29 (1)	1,658,175
451,242	Oakwood Mortgage Investors, Inc., (01-D-A3), 5.9%, due 09/15/22 (1)	384,084
737,887	Oakwood Mortgage Investors, Inc., (01-D-A4), 6.93%, due 09/15/31 (1)	670,563
541,835	Oakwood Mortgage Investors, Inc., (02-A-A3), 6.03%, due 05/15/24 (1)	573,325
681,925	Oakwood Mortgage Investors, Inc., (98-A-M), 6.825%, due 05/15/28 (1)	731,902
238,627	Oakwood Mortgage Investors, Inc., (98-D-A), 6.4%, due 01/15/29	242,181
561,682	Oakwood Mortgage Investors, Inc., (99-B-A4), 6.99%, due 12/15/26	598,777
602,755	Origen Manufactured Housing Contract Trust, (04-A-M2), 6.64%, due 01/15/35 (1)	658,582
500,791	Origen Manufactured Housing Contract Trust, (05-A-M1), 5.46%, due 06/15/36 (1)	523,799
1,706,929	Park Place Securities, Inc., (05-WCW1-M1), 0.637%, due 09/25/35 (1)	1,698,994
267,161	Popular ABS Mortgage Pass-Through Trust, (05-3-AF4), 4.591%, due 07/25/35 (1)	268,438
611,000	Popular ABS Mortgage Pass-Through Trust, (05-6-A4), 5.803%, due 01/25/36	479,460
1,394,732	RALI Series Trust, (06-QS7-A2), 6%, due 06/25/36	1,149,326
2,002,175	Residential Accredit Loans, Inc., (05-QA7-A1), 2.355%, due 07/25/35 (1)(3)	1,585,274
1,373,824	Residential Accredit Loans, Inc., (05-QA8-CB21), 3.199%, due 07/25/35 (1)(3)	1,128,308

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$1,027,238	Residential Accredit Loans, Inc., (06-QS1-A3), 5.75%, due 01/25/36(PAC) (3)	$921,027
24,679,507	Residential Accredit Loans, Inc., (06-QS11-AV), 0.339%, due 08/25/36(I/O) (1)	357,655
12,050,772	Residential Accredit Loans, Inc., (06-QS6-1AV), 0.747%, due 06/25/36(I/O) (1)	385,570
2,307,088	Residential Accredit Loans, Inc., (06-QS8-A3), 6%, due 08/25/36 (3)	1,904,787
27,759,583	Residential Accredit Loans, Inc., (07-QS2-AV), 0.326%, due 01/25/37(I/O) (1)	389,721
27,336,344	Residential Accredit Loans, Inc., (07-QS3-AV), 0.333%, due 02/25/37(I/O) (1)	446,553
670,465	Residential Accredit Loans, Inc., (07-QS6-A62), 5.5%, due 04/25/37(TAC) (3)	547,080
1,250,000	Residential Asset Mortgage Products, Inc., (06-RZ3-A3), 0.477%, due 08/25/36 (1)	1,145,002
4,447,894	Residential Asset Securitization Trust, (07-A5-AX), 6%, due 05/25/37(I/O)	899,922
74,326,847	Residential Funding Mortgage Securities, (06-S9-AV), 0.311%, due 09/25/36(I/O) (1)	926,707
191,011	Residential Funding Mortgage Securities II, (01-HI3-AI7), 7.56%, due 07/25/26	194,088
4,614,000	Securitized Asset-Backed Receivables LLC Trust, (07-NC2-A2C), 0.407%, due 01/25/37 (1)	2,769,126
1,500,000	Soundview Home Loan Trust, (06-EQ1-A4), 0.437%, due 10/25/36 (1)	1,040,119
848,162	Structured Adjustable Rate Mortgage Loan Trust, (05-20-1A1), 2.513%, due 10/25/35 (1)(3)	636,646
866,862	Structured Adjustable Rate Mortgage Loan Trust, (07-9-2A1), 5.981%, due 10/25/47 (1)(3)	685,251
1,087,653	Structured Asset Mortgage Investments, Inc., (07-AR6-A1), 1.657%, due 08/25/47 (1)	916,944
1,000,000	Structured Asset Securities Corp., (05-WF4-M2), 0.617%, due 11/25/35 (1)	942,734
118,556	UCFC Manufactured Housing Contract, (97-4-A4), 6.995%, due 04/15/29 (1)	117,841
334,794	Vanderbilt Acquisition Loan Trust, (02-1-A4), 6.57%, due 05/07/27 (1)	346,804
336,854	Vanderbilt Acquisition Loan Trust, (02-1-M1), 7.33%, due 05/07/32 (1)	370,187
900,000	Vanderbilt Mortgage Finance, (02-C-A5), 7.6%, due 12/07/32	943,529
3,017,364	WAMU Asset-Backed Certificates, (07-HE1-2A3), 0.337%, due 01/25/37 (1)	1,747,597
730,000	Wells Fargo Home Equity Trust, (06-2-A3), 0.397%, due 01/25/37 (1)	583,691
1,500,000	Wells Fargo Home Equity Trust, (06-2-A4), 0.437%, due 07/25/36 (1)	1,422,840
1,087,522	Wells Fargo Mortgage-Backed Securities Trust, (06-AR10-5A1), 2.72%, due 07/25/36 (1)(3)	1,056,383
892,230	Wells Fargo Mortgage-Backed Securities Trust, (07-AR3-A4), 5.802%, due 04/25/37 (1)(3)	874,123
517,694	Wells Fargo Mortgage-Backed Securities Trust, (08-1-4A1), 5.75%, due 02/25/38	547,420

	Total Residential Mortgage-Backed Securities — Non-Agency	142,210,559

	Total Collateralized Mortgage Obligations (Cost: $144,974,951)	162,628,326

	Bank Loans (0.3%)
	Telecommunications (0.3%)
946,938	Intelsat Jackson Holdings, Ltd. (Luxembourg), Term Loan, 4.551%, due 06/30/19 (4)	941,119

	Total Bank Loans (Cost: $946,938)	941,119

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

June 30, 2015

Principal Amount	Fixed Income Securities	Value
	Corporate Bonds (8.0%)
	Airlines (1.5%)
$432,808	America West Airlines, Inc. Pass-Through Certificates, (01-1), 7.1%, due 10/02/22(EETC)	$473,383
1,421,836	Continental Airlines, Inc. Pass-Through Certificates, (00-2-A1), 7.707%, due 10/02/22(EETC)	1,574,683
481,504	Delta Air Lines, Inc. Pass-Through Certificates, (02-1G1), 6.718%, due 07/02/24(EETC)	552,526
1,000,000	JetBlue Airways Corp. Pass-Through Trust, (04-2-G2), 0.723%, due 05/15/18(EETC) (1)	981,250
667,588	US Airways Group, Inc. Pass-Through Certificates, (10-1A), 6.25%, due 10/22/24(EETC)	747,699

	Total Airlines	4,329,541

	Banks (2.3%)
2,000,000	Citigroup, Inc., 0.832%, due 08/25/36 (1)	1,539,824
1,000,000	HBOS PLC (United Kingdom), (144A), 6%, due 11/01/33 (2)	1,090,363
900,000	JPMorgan Chase Capital XXI, 1.228%, due 01/15/87 (1)	749,250
1,000,000	JPMorgan Chase Capital XXIII, 1.273%, due 05/15/77 (1)	793,750
650,000	Lloyds TSB Bank PLC (United Kingdom), (144A), 5.8%, due 01/13/20 (2)	743,369
908,000	Macquarie Bank, Ltd. (Australia), (144A), 6.625%, due 04/07/21 (2)	1,041,302
520,000	Royal Bank of Scotland Group PLC (United Kingdom), 6.125%, due 12/15/22	561,709

	Total Banks	6,519,567

	Commercial Services (0.1%)
275,000	Autopistas Metropolitanas de Puerto Rico LLC, (144A), 6.75%, due 06/30/35 (2)	233,063

	Diversified Financial Services (0.6%)
2,000,000	General Electric Capital Corp., 0.753%, due 08/15/36 (1)	1,819,156

	Electric (0.7%)
1,000,000	FirstEnergy Transmission LLC, (144A), 4.35%, due 01/15/25 (2)	1,024,541
910,965	Mirant Mid-Atlantic Pass-Through Certificates, Series C, 10.06%, due 12/30/28(EETC)	1,002,062

	Total Electric	2,026,603
	Engineering & Construction (0.3%)
700,000	Heathrow Funding, Ltd. (United Kingdom), (144A), 4.875%, due 07/15/23 (2)	767,886

	Healthcare-Services (0.2%)
650,000	Tenet Healthcare Corp., (144A), 3.786%, due 06/15/20 (1)(2)	656,500

	Insurance (0.3%)
715,000	ZFS Finance USA Trust II, (144A), 6.45%, due 12/15/65 (1)(2)	731,087

	Pipelines (0.6%)
1,500,000	Sabine Pass LNG, LP, (144A), 7.5%, due 11/30/16 (2)	1,582,500

	Real Estate (0.5%)
1,375,000	Post Apartment Homes, LP, 4.75%, due 10/15/17	1,465,903

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Principal Amount	Fixed Income Securities	Value
	REIT (0.9%)
$630,000	HCP, Inc., 4.25%, due 11/15/23	$638,018
700,000	Healthcare Realty Trust, Inc., 5.75%, due 01/15/21	776,375
950,000	SL Green Realty Corp., 5%, due 08/15/18	1,018,648

	Total REIT	2,433,041

	Total Corporate Bonds (Cost: $20,769,484)	22,564,847

	Municipal Bonds (1.2%)
1,000,000	California State, Build America Bonds, 7.95%, due 03/01/36	1,211,260
1,000,000	City of New York, New York, Build America Bonds, 6.646%, due 12/01/31	1,174,630
800,000	New York City Water and Sewer System, Build America Bonds, 6.491%, due 06/15/42	905,680

	Total Municipal Bonds (Cost: $3,245,258)	3,291,570

	U.S. Treasury Security (0.4%)
1,140,000	U.S. Treasury Note, 0.25%, due 07/31/15	1,140,178

	Total U.S. Treasury Security (Cost: $1,140,167)	1,140,178

	Total Fixed Income Securities (Cost: $ 222,291,056) (86.1%)	243,133,603

Number of Shares	Convertible Preferred Stock
	Electric (0.3%)
16,500	AES Corp., $3.375	839,025

	Total Convertible Preferred Stock (Cost: $772,200) (0.3%)	839,025

	Common Stock
	Electric (0.1%)
11,293	Mach Gen, LLC (5)(6)	430,545

	REIT (0.9%)
134,886	American Capital Agency Corp.	2,477,856

	Total Common Stock (Cost: $ 4,046,999) (1.0%)	2,908,401

Principal Amount	Short-Term Investments
	Discount Notes (5.4%)
$1,500,000	Federal Home Loan Bank Discount Note, 0.01%, due 07/27/15 (7)	1,499,989
1,595,000	Federal Home Loan Bank Discount Note, 0.04%, due 07/10/15 (7)	1,594,995
1,945,000	Federal Home Loan Bank Discount Note, 0.045%, due 07/02/15 (7)	1,945,000
1,495,000	Federal Home Loan Bank Discount Note, 0.065%, due 08/26/15 (7)	1,494,930
910,000	Federal Home Loan Bank Discount Note, 0.07%, due 07/06/15 (7)	909,999
2,005,000	Federal Home Loan Bank Discount Note, 0.075%, due 07/08/15 (7)	2,004,996
1,925,000	Federal Home Loan Bank Discount Note, 0.08%, due 08/14/15 (7)	1,924,929
380,000	Federal Home Loan Bank Discount Note, 0.085%, due 08/26/15 (7)	379,982
1,635,000	Federal Home Loan Bank Discount Note, 0.088%, due 08/12/15 (7)	1,634,943
435,000	Federal Home Loan Bank Discount Note, 0.088%, due 09/09/15 (7)	434,957

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

June 30, 2015

Principal Amount	Fixed Income Securities	Value
	Discount Notes (Continued)
$760,000	Federal Home Loan Bank Discount Note, 0.09%, due 08/05/15 (7)	$759,978
695,000	Federal Home Loan Bank Discount Note, 0.09%, due 08/12/15 (7)	694,976

	Total Discount Notes (Cost: $15,279,107)	15,279,674

	Repurchase Agreement (Cost: $17,811,289) (6.3%)
17,811,289	State Street Bank & Trust Company, 0%, due 07/01/15, (collateralized by $18,830,000 Federal Home Loan Mortgage Corp., 2.06%, due 10/17/22, valued at $18,170,140; Total Amount to be Received Upon Repurchase $17,811,289)	17,811,289

	U.S. Treasury Securities (2.8%)
3,610,000	U.S. Treasury Bill, 0%, due 07/09/15 (7)	3,610,014
565,000	U.S. Treasury Bill, 0%, due 08/20/15 (7)(8)	565,000
3,610,000	U.S. Treasury Bill, 0.02%, due 10/01/15 (7)	3,609,838

	Total U.S. Treasury Securities (Cost: $7,784,854)	7,784,852

	Total Short-Term Investments (Cost: $40,875,250) (14.5%)	40,875,815

	TOTAL INVESTMENTS (Cost: $267,985,505) (101.9%)	287,756,844
	LIABILITIES IN EXCESS OF OTHER ASSETS (-1.9%)	(5,404,569)

	NET ASSETS (100.0%)	$282,352,275

Futures Contracts — Exchange Traded
Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized (Depreciation)
BUY
117	S&P 500 E-Mini Index Futures	09/18/15	$12,018,240	$(134,853)
11	10-Year U.S. Treasury Note Futures	09/21/15	1,387,891	(6,334)

			$13,406,131	$(141,187)

Notes to Schedule of Investments:

(1)	Floating or variable rate security. The interest shown reflects the rate in effect at June 30, 2015.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, normally only to qualified institutional buyers. At June 30, 2015, the value of these securities amounted to $53,798,421 or 19.1% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(3)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans.
(4)	Rate stated is the effective yield.
(5)	Non-income producing security.
(6)	Restricted security (Note 7).
(7)	Rate shown represents yield-to-maturity.
(8)	All or a portion of this security is held as collateral for open futures contracts.
ABS -	Asset-Backed Securities.
ACES -	Alternative Credit Enhancement Securities.
CLO	- Collateralized Loan Obligation.
EETC -	Enhanced Equipment Trust Certificate.
I/F - Inverse	Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O - Interest	Only Security.
PAC - Planned	Amortization Class.
REIT	Real Estate Investment Trust.
TAC - Target	Amortization Class.

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Investments by Industry (Unaudited)	June 30, 2015

Industry	Percentage of Net Assets
Residential Mortgage-Backed Securities — Non-Agency	50.3%
Asset-Backed Securities	18.6
Commercial Mortgage-Backed Securities — Non-Agency	3.4
Banks	2.3
Residential Mortgage-Backed Securities — Agency	2.3
REIT	1.8
Commercial Mortgage-Backed Securities — Agency	1.6
Airlines	1.5
Municipal Bonds	1.2
Electric	1.1
Diversified Financial Services	0.6
Pipelines	0.6
Real Estate	0.5
U.S. Treasury Security	0.4
Engineering & Construction	0.3
Insurance	0.3
Telecommunications	0.3
Healthcare-Services	0.2
Commercial Services	0.1
Short-Term Investments	14.5

Total	101.9%

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Statement of Assets and Liabilities (Unaudited)	June 30, 2015

ASSETS:
Investments, at Value (Cost: $267,985,505)	$287,756,844
Cash	137,087
Interest and Dividends Receivable	1,092,677
Receivable for Variation Margin on Open Financial Futures Contracts	22,471
Receivable for Securities Sold	2,174
Other assets	129

Total Assets	289,011,382

LIABILITIES:
Payables for Securities Purchased	3,609,862
Distributions Payable	2,651,395
Accrued Other Expenses	217,958
Accrued Investment Advisory Fees	146,650
Accrued Directors’ Fees and Expenses	19,770
Interest Payable on Borrowings	9,247
Accrued Compliance Expense	4,225

Total Liabilities	6,659,107

NET ASSETS	$282,352,275

NET ASSETS CONSIST OF:
Common Stock, par value $0.01 per share (75,000,000 shares authorized, 47,686,957 shares issued and outstanding)	$476,870
Paid-in Capital	268,963,513
Accumulated Net Realized Loss on Investments, Futures Contracts and Options Written	(4,631,157)
Distributions in Excess of Net Investment Income	(2,087,103)
Net Unrealized Appreciation on Investments and Futures Contracts	19,630,152

NET ASSETS	$282,352,275

NET ASSET VALUE PER SHARE	$5.92

MARKET PRICE PER SHARE	$5.15

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Statement of Operations (Unaudited)	Six Months Ended June 30, 2015

INVESTMENT INCOME:
Income
Interest	$6,313,271
Dividends	144,005

Total Investment Income	6,457,276

Expenses
Investment Advisory Fees	821,823
Legal Fees	69,607
Audit and Tax Service Fees	61,091
Directors’ Fees and Expenses	59,249
Insurance Expense	39,175
Proxy Expense	31,706
Transfer Agent Fees	26,985
Accounting Fees	23,025
Listing Fees	22,999
Interest Expense	17,597
Printing and Distribution Costs	16,709
Custodian Fees	10,595
Miscellaneous Expense	10,106
Administration Fees	7,534

Total Expenses	1,218,201

Net Investment Income	5,239,075

NET REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS, FUTURES CONTRACTS AND WRITTEN OPTIONS:
Net Realized Gain on:
Investments	1,985,934
Futures Contracts	225,489
Written Options	61,904
Change in Unrealized Depreciation on:
Investments	(3,328,582)
Futures Contracts	(144,018)
Written Options	(15,004)

Net Realized Gain and Change in Unrealized Depreciation on Investments, Futures Contracts and Written Options	(1,214,277)

INCREASE IN NET ASSETS FROM OPERATIONS	$4,024,798

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
OPERATIONS:
Net Investment Income	$5,239,075	$11,478,692
Net Realized Gain on Investments, Futures Contracts and Written Options	2,273,327	6,699,381
Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts and Written Options	(3,487,604)	385,261

Increase in Net Assets Resulting from Operations	4,024,798	18,563,334

DISTRIBUTIONS TO SHAREHOLDERS:
From Net Investment Income	(5,507,844)	(12,064,800)

Total Increase (Decrease) in Net Assets	(1,483,046)	6,498,534

NET ASSETS:
Beginning of Period	283,835,321	277,336,787

End of Period	$282,352,275	$283,835,321

Distributions in Excess of Net Investment Income	$(2,087,103)	$(1,818,334)

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited)

Note 1 — Significant Accounting Policies

TCW Strategic Income Fund, Inc. (the “Fund”) was incorporated in Maryland on January 13, 1987 as a diversified, closed-end investment management company and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is traded on the New York Stock Exchange under the symbol TSI. The Fund commenced operations on March 5, 1987. The Fund’s investment objective is to seek a total return comprised of current income and capital appreciation by investing in convertible securities, marketable equity securities, investment-grade debt securities, high-yield debt securities, securities issued or guaranteed by the United States Government, its agencies and instrumentalities (“U.S. Government Securities”), repurchase agreements, mortgage related securities, asset-backed securities, money market securities, other securities and derivative instruments without limit believed by the Fund’s investment advisor to be consistent with the Fund’s investment objective. TCW Investment Management Company (the “Advisor”) is the investment advisor to the Fund and is registered under the Investment Advisers Act of 1940.

Principles of Accounting:     The Fund uses the accrual method of accounting for financial reporting purposes. The Fund is considered an investment company under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) No. 946, Financial Services — Investment Companies.

Security Valuation:    Securities traded on national exchanges, except those traded on the NASDAQ Stock Market, Inc. (“NASDAQ”), are valued at the last reported sales price or the mean of the current bid and asked prices if there are no sales in the trading period. Securities traded on the NASDAQ are valued using the NASDAQ Official Closing Price, which may not be the last reported sales price. Repurchase agreements are priced at cost which approximates market value. Other securities including short-term investments which are traded on the over-the-counter (“OTC”) market are valued at the mean of the current bid and asked prices as furnished by independent pricing services or by dealer quotations. S&P 500 Index futures contracts are valued at the first sale price after 4 p.m. ET on the Chicago Mercantile Exchange. The U.S. Treasury Note Futures Contract is valued at the official settlement price of the exchange where it is traded.

Securities for which market quotations are not readily available, including circumstances under which market quotations are not reflective of a security’s market value, are fair valued by the Advisor as determined in good faith under procedures established by and under the general supervision of the Fund’s Board of Directors.

Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principals generally accepted in the United States of America (“GAAP”), the Fund discloses investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value inputs for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

TCW Strategic Income Fund, Inc.

June 30, 2015

Note 1 — Significant Accounting Policies (Continued)

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into multiple levels within the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:    A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Asset-backed securities and mortgage-backed securities.    The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Bank loans.    The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable and are obtained from independent sources. Bank loans are generally categorized in Level 2 of the fair value hierarchy.

Corporate bonds.    The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 1 — Significant Accounting Policies (Continued)

Equity securities.    Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized in Level 2 of the fair value hierarchy; if the discount is applied and significant, they are categorized in Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable.

Futures contracts.    Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. As such they are categorized in Level 1.

Municipal bonds.    Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid wants lists, offerings, market movements, callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized in Level 2; otherwise the fair values would be categorized in Level 3.

Restricted securities.    Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments.    Short-term investments are valued using market price quotations, and are reflected in Level 2 of the fair value hierarchy. Repurchase agreements are valued at cost, which approximates fair value, and are categorized as Level 2.

U.S. Government and agency securities.    U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

The following is a summary of the inputs used as of June 30, 2015 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$49,771,906	$2,795,657	$52,567,563
Collateralized Mortgage Obligations
Commercial Mortgage-Backed Securities — Agency	—	4,131,722	357,848	4,489,570
Commercial Mortgage-Backed Securities — Non-Agency	—	9,517,653	—	9,517,653
Residential Mortgage-Backed Securities — Agency	—	6,410,544	—	6,410,544
Residential Mortgage-Backed Securities — Non-Agency	—	138,153,070	4,057,489	142,210,559

Total Collateralized Mortgage Obligations	—	158,212,989	4,415,337	162,628,326

TCW Strategic Income Fund, Inc.

June 30, 2015

Note 1 — Significant Accounting Policies (Continued)

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Bank Loans*	$—	$941,119	$—	$941,119
Corporate Bonds*	—	22,564,847	—	22,564,847
Municipal Bonds	—	3,291,570	—	3,291,570
U.S. Treasury Securities	1,140,178	—	—	1,140,178

Total Fixed Income Securities	1,140,178	234,782,431	7,210,994	243,133,603

Convertible Preferred Stock *	839,025	—	—	839,025
Common Stock*	2,477,856	—	430,545	2,908,401
Short-Term Investments*	7,784,852	33,090,963	—	40,875,815

Total Investments	$12,241,911	$267,873,394	$7,641,539	$287,756,844

Liability Derivatives
Futures
Equity Risk	$(134,853)	$—	$—	$(134,853)
Interest Rate Risk	(6,334)	—	—	(6,334)

Total	$(141,187)	$—	$—	$(141,187)

*	See Schedule of Investments for corresponding industries.

The Fund did not have any transfers in and out of Level 1 and Level 2 of the fair value hierarchy during the period ended June 30, 2015.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Asset- Backed Securities	Commercial Mortgage Backed Securities — Agency	Residential Mortgage-Backed Securities — Non-Agency	Corporate Bond	Common Stock	Total
Balance as of December 31, 2014	$2,885,325	$419,182	$4,521,389	$—	$536,417	$8,362,313
Accrued Discounts (Premiums)	—	(4,683)	(297,609)	—	—	(302,292)
Realized Gain (Loss)	—	—	—	(103,511)	—	(103,511)
Change in Unrealized Appreciation (Depreciation)	(69,131)	(56,651)	(209,430)	116,444	(105,872)	(324,640)
Purchases	—	—	—	—	—	—
Sales	(20,537)	—	—	(12,933)	—	(33,470)
Transfers in to Level 3 (1)	—	—	43,139	—	—	43,139
Transfers out of Level 3 (1)	—	—	—	—	—	—

Balance as of June 30, 2015	$2,795,657	$357,848	$4,057,489	$—	$430,545	$7,641,539

Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2015	$(69,131)	$(56,651)	$(209,430)	$—	$(105,872)	(441,084)

(1)	The Fund recognizes transfers in and out at the beginning of the period.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 1 — Significant Accounting Policies (Continued)

Significant unobservable valuations inputs Level 3 investments as of June 30, 2015, are as follows:

Description	Fair Value at 06/30/15	Valuation Techniques*	Unobservable Input	Range
Asset-Backed Securities	$2,795,657	Third-party Broker	Broker Quotes	$96 to $98
Commercial Mortgage-Backed Securities — Agency	$357,848	Third-party Vendor	Vendor Prices	$1.946
Residential Mortgage-Backed Securities — Non-Agency	$43,139	Third-party Vendor	Vendor Price	$3.408
Residential Mortgage-Backed Securities — Non-Agency (Interest Only Collateral Strip Rate Securities)	$3,063,903	Third-party Vendor	Vendor Prices	$1.056 to $3.2
Residential Mortgage-Backed Securities — Non-Agency (Interest Only Securities)	$950,447	Third-party Vendor	Vendor Prices	$2.39 to $20.233
Common Stock — Electric	$430,545	Third-party Vendor	Vendor Prices	$38.125

*	The valuation technique employed on the Level 3 securities involves the use of third-party broker quotes and vendor prices. The Advisor monitors the reasonability of third-party brokers and vendor prices.

Level 3 Valuation Process:    Investments classified within Level 3 of the fair value hierarchy may be fair valued by the Advisor with consent of the Pricing Committee in accordance with the guidelines established by the Board of Directors and under the general oversight of the Board of Directors. The Pricing Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Pricing Committee reports to the Board of Directors at their regularly scheduled meetings. It is possible that fair value prices will be used by the Fund to a significant extent. The value determined for an investment using the Company’s fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment. The Advisor, as part of the daily process, conducts back-testing of prices based on daily trade activities.

The Pricing Committee consists of the President, General Counsel, Chief Compliance Officer, Assistant Treasurer, Secretary, and a representative from the portfolio management team as well as alternate members as the Board of Directors may from time to time designate. The Pricing Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Fund’s pricing procedures in general.

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification.

Distributions:    Distributions to shareholders are recorded on each ex-dividend date. The Fund declared and paid or reinvested dividends quarterly under an income-based distribution policy. The income-based distribution policy has a stated goal of providing quarterly distributions out of the Fund’s accumulated undistributed net investment income and/or other sources subject to the requirements of the 1940 Act and Sub-chapter M of the Internal Revenue Code. The source for the dividend can come from net investment income and net realized capital gains measured on a fiscal year basis. Any portion of the distribution that exceeds income and capital gains will be treated as a return of capital. Under certain conditions, federal tax regulations cause some or all of the return of capital to be taxed as ordinary income. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences may be primarily due to differing treatments for market discount and premium, losses recognized on structured debt, losses deferred due to wash sales and spillover distributions. Permanent

TCW Strategic Income Fund, Inc.

June 30, 2015

Note 1 — Significant Accounting Policies (Continued)

book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in-capital and may affect net investment income per share.

Derivative Instruments:    Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

For the period ended June 30, 2015, the Fund had derivatives and transactions in derivatives, grouped in the following risk categories:

	Equity Risk	Interest Rate Risk	Total
Statement of Assets and Liabilities:
Liability Derivatives
Futures Contracts (1)	$(134,853)	$(6,334)	$(141,187)

Total Value	$(134,853)	$(6,334)	$(141,187)

Statement of Operations:
Realized Gain (Loss) on:
Futures Contracts	$246,232	$(20,743)	$225,489
Written Options	$61,904	—	$61,904

Total Realized Gain (Loss)	$308,136	$(20,743)	$287,393

Change in Unrealized Appreciation (Depreciation) on:
Futures Contracts	$(145,750)	$1,732	$(144,018)
Written Options	(15,004)	—	$(15,004)

Total Change in Appreciation (Depreciation)	$(160,754)	$1,732	$(159,022)

Shares/Units(2)
Futures Contracts	117	10	127
Written Options	28	—	28

(1)	Includes cumulative depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin on June 30, 2015 is reported within the Statement of Assets and Liabilities.
(2)	Amounts disclosed represent average number of contracts, which are representative of the volume traded for the period ended June 30, 2015.

Counterparty Credit Risk:    A derivative contract may result in a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

With exchange traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 1 — Significant Accounting Policies (Continued)

(including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund. In order to better define its contractual rights and to secure rights that will help the Fund mitigates its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty.

However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties of OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets declines by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements:    For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral pledged or received by the Fund.

Cash collateral that has been pledged to cover obligations of the Fund is reported separately on the Statement of Assets and Liabilities. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold, typically $250,000 or $500,000, before a transfer is required, which is determined at the close of each business day and the collateral is transferred on the next business day. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that the Advisor believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Fund has implemented the disclosure requirements pursuant to FASB ASU No. 2011-01, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards.

Repurchase Agreements:    The Fund may enter into repurchase agreements, under the terms of Master Repurchase Agreements (“MRA”). The MRA permits the Fund, under certain circumstances including an

TCW Strategic Income Fund, Inc.

June 30, 2015

Note 1 — Significant Accounting Policies (Continued)

event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

The following table presents the Fund’s MRA by counterparty net of amounts available for offset and net of the related collateral received or pledged by the Fund as of June 30, 2015:

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Received		Net Amount
State Street Bank & Trust Company (Repurchase Agreement)	$17,811,289	$—	$17,811,289	$(17,811,289	)(1)	$—

(1)	Collateral with a value of $18,170,140 has been received in connection with a master repurchase agreement. Excess collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

Futures Contracts:    The Fund may enter into futures contracts. The Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund used S&P 500 Index futures to

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 1 — Significant Accounting Policies (Continued)

gain exposure to the equity market. The Fund also utilized Treasury futures to help manage interest rate duration and credit market exposure. Futures contracts outstanding at June 30, 2015 are listed in the Fund’s Schedule of Investments.

Options:    The Fund may purchase and write call and put options on securities, and securities indices. The Fund may purchase put options on securities to seek to protect holdings in an underlying or related security against a substantial decline in market value. The Fund may purchase call options on securities to seek to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund may write a call or put option only if the option is covered by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the sum of the premium and exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it maybe required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position.

The Fund may execute transactions in both listed and OTC options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain OTC options may expose the Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the OTC option transaction, the Fund’s maximum amount of loss as purchaser is the premium paid plus any unrealized gain. There were no option contracts outstanding as of June 30, 2015.

Transactions in Written Option Contracts during the period ended June 30, 2015, were as follows:

	Call Contracts	Call Premiums
Options outstanding at December 31, 2014	28	$61,904
Options written	—	—
Options terminated in closing purchase transactions	—	—
Options exercised	—	—
Options expired	(28)	$(61,904)

Options outstanding at June 30, 2015	—	—

Swap Agreements:    The Fund may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns

TCW Strategic Income Fund, Inc.

June 30, 2015

Note 1 — Significant Accounting Policies (Continued)

to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

The Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. During the period ended June 30, 2015, the Fund did not enter into such agreements.

Mortgage-Backed Securities:    The Fund may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 1 — Significant Accounting Policies (Continued)

monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit (“REMIC”). CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal prepayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions:    The Fund may enter into when-issued, delayed-delivery or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Fund’s existing portfolios. In when-issued, delayed-delivery, or forward commitment transactions, the Fund commits to purchase particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery or forward commitment basis, there may be a loss, and that the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Fund is not required to pay for when-issued, delayed-delivery or forward commitment securities until the delivery date, they may result in a form of leverage. To guard against this deemed leverage, the Fund segregates cash and/or securities in an amount or value at least equal to the amount of these transactions.

Security Lending:    The Fund may lend its securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Fund can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Fund earns additional income for lending its securities by investing the cash collateral in short-term investments. The Fund did not lend any securities during the period ended June 30, 2015.

Note 2 — Risk Considerations

Market Risk:    The Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

TCW Strategic Income Fund, Inc.

June 30, 2015

Note 2 — Risk Considerations (Continued)

Liquidity Risk:    The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Fund may invest in private placements and Rule 144A securities.

Interest Rate Risk:    The values of the Fund’s investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of a Fund’s investment portfolio, the greater the change in value.

Mortgage-Backed and Other Asset-Backed Securities Risk:    The Fund may invest in mortgage-backed or other asset-backed securities. The values of some mortgage-backed or other asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If an unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk:    Use of derivatives, which at times is an important part of the Fund’s investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Fund to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will achieve its objective with these transactions.

Credit Risk:    The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline. The Fund invests a material portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market prices and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Fund.

Mortgage-backed securities (“MBS”) and Asset-backed securities (“ABS”) are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 2 — Risk Considerations (Continued)

(passthrough, sequential pay, prepayment-protected, interest-only, principal-only, etc.), the security of the claim on the underlying assets (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.). In many cases, the classification incorporates a degree of subjectivity—a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity take-out), the borrower’s credit quality (e.g. FICO score), and whether the loan is a first trust deed or a second lien.

Counterparty Risk:    The Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The exposure to credit and counterparty risks with respect to these financial assets is reflected in fair value recorded in the Fund’s Statements of Assets and Liabilities.

Note 3 — Federal Income Taxes

It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

At June 30, 2015, net unrealized appreciation for federal income tax purposes is comprised of the following components:

Unrealized Appreciation	$23,570,810
Unrealized (Depreciation)	(3,904,655)

Net Unrealized Appreciation	$19,666,155

Cost of Investments for Federal Income Tax Purposes	$268,090,689

The Fund did not have any unrecognized tax benefits at June 30, 2015, nor were there any increases or decreases in unrecognized tax benefits for the period then ended; and therefore no interest or penalties were accrued. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

For the year ended December 31, 2014, the Fund distributed, on a tax basis, $12,064,800 of ordinary income. The Fund had no undistributed ordinary income at December 31, 2014 on a tax basis.

At December 31, 2014, the Fund had total loss carry forward for federal income tax purposes of $3,692,739 which will expire in 2018.

Note 4 — Investment Advisory and Service Fees

As compensation for the investment advisory services rendered, facilities provided, and expenses borne, the Advisor is paid a monthly fee by the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund’s average managed assets and 0.50% of the Fund’s average managed assets in excess of $100 million.

TCW Strategic Income Fund, Inc.

June 30, 2015

Note 4 — Investment Advisory and Service Fees (Continued)

In addition to the management fees, the Fund reimburses, with approval by the Fund’s Board of Directors, a portion of the Advisor’s costs associated in support of the Fund’s Rule 38a-1 compliance program, which is included in the Statement of Operations as Compliance Expense.

Note 5 — Purchases and Sales of Securities

For the six months ended June 30, 2015, purchases and sales or maturities of investment securities (excluding short-term investments) aggregated to $37,080,669 and $43,251,693, respectively for non-U.S. Government Securities and aggregated to $1,729,147 and $138,489, respectively, for U.S. Government Securities.

Note 6 — Directors’ Fees

Directors who are not affiliated with the Advisor received, as a group, fees and expenses of $59,249 from the Fund for the period ended June 30, 2015. Directors may elect to defer receipt of their fees in accordance with the terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred are recorded on the Fund’s books as other liabilities. Deferred compensation is included within directors’ fees and expenses in the Statement of Assets and Liabilities. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of the Advisor but they do not receive any compensation from the Fund.

Note 7 — Restricted Securities

The Fund is permitted to invest in securities that have legal or contractual restrictions on resale. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There was one restricted security at June 30, 2015.

	Aggregate Cost	Aggregate Value	Value as a Percentage of Fund’s Net Assets
Restricted Security	$1,195,219	$430,545	0.15%

Note 8 — Loan Outstanding

The Fund is permitted to have borrowings for investment purposes. The Fund has entered into a line of credit agreement with The Bank of New York Mellon which permits the Fund to borrow up to $70 million at a rate, per annum, equal to the Federal Funds Rate plus 1.00%. There is also an annual commitment fee of $35,000. Interest expense on the line of credit was $17,597 for six months ended June 30, 2015. The Fund did not have any borrowings during the period ended June 30, 2015.

Note 9 — Indemnifications

Under the Fund’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. In addition, the Fund entered into an agreement with each of the Directors which provides that the Fund will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by the Director in any proceeding arising out of or in connection with the Director’s services to the Fund, to the fullest extent permitted by the Fund’s Articles of Incorporation and By-Laws, the Maryland General Corporation Law, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 9 — Indemnifications (Continued)

indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund has not accrued any liability in connection with such indemnification.

Note 10 — Recently Issued Accounting Pronouncement

In June 2014, FASB issued Accounting Standards Update No. 2014-11, Transfers & Servicing (Topic 860): “Repurchase to Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”) to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. ASU 2014-11 is effective for annual reporting periods beginning after December 15, 2014 and interim periods beginning after December 15, 2015. Management is currently evaluating the implications of these changes and their impact on the financial statements.

TCW Strategic Income Fund, Inc.

Financial Highlights

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net Asset Value Per Share, Beginning of Period	$5.95		$5.82	$5.60	$4.94	$5.52	$4.77

Income from Operations:
Net Investment Income (1)	0.11		0.24	0.31	0.43	0.54	0.90
Net Realized and Unrealized Gain (Loss) on Investments	(0.02)		0.14	0.30	0.78	(0.23)	0.47

Total from Investment Operations	0.09		0.38	0.61	1.21	0.31	1.37

Less Distributions:
Distributions from Net Investment Income	(0.12)		(0.25)	(0.39)	(0.55)	(0.89)	(0.62)

Net Asset Value Per Share, End of Period	$5.92		$5.95	$5.82	$5.60	$4.94	$5.52

Market Value Per Share, End of Period	$5.15		$5.39	$5.34	$5.36	$4.85	$5.22

Net Asset Value Total Return (2)	1.44	%(3)	6.66%	11.19%	24.95%	5.50%	29.53%
Market Price Return (4)	(2.36	)%(3)	5.66%	6.92%	22.20%	10.54%	34.54%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$282,352		$283,835	$277,337	$266,798	$235,227	$262,582
Ratio of Expenses Before Interest Expense to Average Net Assets	0.85	%(5)	0.85%	0.91%	1.03%	0.98%	1.00%
Ratio of Interest Expense to Average Net Assets	0.01	%(5)	0.02%	0.11%	0.21%	0.27%	0.19%
Ratio of Total Expenses to Average Net Assets	0.86	%(5)	0.87%	1.02%	1.24%	1.26%	1.19%
Ratio of Net Investment Income to Average Net Assets	3.71	%(5)	4.05%	5.25%	7.88%	9.58%	16.67%
Portfolio Turnover Rate	15.60	%(3)	12.09%	34.97%	35.09%	39.63%	49.30%

(1)	Computed using average shares outstanding throughout the period.
(2)	Based on net asset value per share, adjusted for reinvestment of distributions.
(3)	For the six months ended June 30, 2015 and not indicative of a full year’s results.
(4)	Based on market price per share, adjusted for reinvestment of distributions.
(5)	Annualized.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Supplemental Information (Unaudited)

Proxy Voting Guidelines

The policies and procedures that the Fund uses to determine how to vote proxies are available without charge. The Board of Directors of the Fund has delegated the Fund’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling (877) 829-4768 to obtain a hard copy; or
2.	By going to the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

When the Fund receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Fund’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Fund, prepares and files Form N-PX with the SEC not later than August 31 of each year, which includes the Fund’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling (877) 829-4768 to obtain a hard copy; or
2.	By going to the SEC website at www.sec.gov.

When the Fund receives a request for the Fund’s proxy voting record, it will send the information disclosed in the Fund’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Fund also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available by calling (877) 829-4768 to obtain a hard copy. You may also obtain the Fund’s Form N-Q:

1.	By going to the SEC website at www.sec.gov.; or
2.	By visiting the SEC’s Public Reference Room in Washington, D.C. and photocopying it (Phone 800-SEC-0330 for information on the operation of the SEC’s Public Reference Room).

Corporate Governance Listing Standards

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s Annual CEO Certification certifying compliance with NYSE’s Corporate Governance Listing Standards was submitted to the Exchange on October 6, 2014 as part of its Annual Written Affirmation.

TCW Strategic Income Fund, Inc.

Dividend Reinvestment Plan

Shareholders who wish to add to their investment may do so by making an election to participate in the Dividend Reinvestment Plan (the “Plan”). Under the Plan, your dividend is used to purchase shares on the open market whenever shares, including the related sales commission, are selling below the Fund’s net assets value per share. You will be charged a pro-rata portion of brokerage commissions on open-market purchases under the Plan. If the market price, including commission, is selling above the net asset value, you will receive shares at a price equal to the higher of the net asset value per share on the payment date or 95% of the closing market price on the payment date. Generally, for tax purposes, shareholders participating in the Plan will be treated as having received a distribution from the Fund in cash equal to the value of the shares purchased from them under the Plan.

To enroll in the Plan, if your shares are registered in your name, write to Computershare, P.O. Box #30170, College Station, TX 77842-3170, or call toll free at (866) 227-8179. If your shares are held by a brokerage firm, please call your broker. If you participate in the Plan through a broker, you may not be able to transfer your shares to another broker and continue to participate in the Plan if your new broker does not permit such participation. If you no longer want to participate in the Plan, please contact Computershare or your broker. You may elect to continue to hold shares previously purchased on your behalf or to sell your shares and receive the proceeds, net of any brokerage commissions. If you need additional information or assistance, please call our investor relations department at (877) 829-4768 or visit our website at www.tcw.com. As always, we would be pleased to accommodate your investment needs.

Distribution policy

The Fund has a net investment income-based distribution policy. The policy is to pay quarterly distributions out of the Fund’s accumulated undistributed net investment income and/or other sources subject to the requirements of the 1940 Act and Sub-chapter M of the Internal Revenue Code.

Distribution policies are a matter of Board discretion and may be modified or terminated at any time without prior notice. Any such change or termination may have an adverse effect on the market price for the Fund’s shares.

You should not draw any conclusions about the Fund’s investment performance from the amount of the quarterly distribution or from the terms of the Fund’s distribution policy.

TCW

TCW Strategic Income Fund, Inc.

865 South Figueroa Street

Los Angeles, California 90017

866 227 8179

www.TCW.com

Investment Advisor

TCW Investment Management Company

865 South Figueroa Street

Los Angeles, California 90017

Transfer Agent, Dividend Reinvestment and

Disbursement Agent and Registrar

Computershare

P.O. Box #30170

College Station, TX 77842-3170

Independent Registered Public Accounting Firm

Deloitte & Touche, LLP

555 West 5th Street

Los Angeles, California 90013

Custodian & Administrator

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Legal Counsel

Paul Hastings LLP

55 Second Street

San Francisco, California 94105

Directors

Samuel P. Bell

Director

David S. DeVito

Director, President, and Chief Executive Officer

John A. Gavin

Director

Patrick C. Haden

Director, Chairman

Janet E. Kerr

Director

David B. Lippman

Director

Peter McMillan

Director

Charles A. Parker

Director

Victoria B. Rogers

Director

Andrew Tarica

Director

Officers

Meredith S. Jackson

Senior Vice President, General Counsel,

and Secretary

Richard Villa

Treasurer, and Principal Financial

and Accounting Officer

Jeffrey A. Engelsman

Chief Compliance Officer

Peter A. Brown

Senior Vice President

George N. Winn

Assistant Treasurer

Patrick Dennis

Assistant Secretary

TSIsrt9672 7/29/15

Item 2.	Code of Ethics.

Not required for this filing.

Item 3.	Audit Committee Financial Expert.

Not required for this filing.

Item 4.	Principal Accountant Fees and Services.

Not required for this filing.

Item 5.	Audit of Committee of Listed Registrants.

Not required for this filing.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not required for this filing.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not required for this filing.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a)	The Chief Executive Officer and Chief Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and 15d-15(b) under the Exchange Act.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not required for this filing

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not required for this filing

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Strategic Income Fund, Inc.

By (Signature and Title)

/s/ David S. DeVito
David S. DeVito
Chief Executive Officer

Date	August 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ David S. DeVito
David S. DeVito
Chief Executive Officer

Date	August 24, 2015

By (Signature and Title)

/s/ Richard M. Villa
Richard M. Villa
Chief Financial Officer

Date	August 24, 2015